Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 20-F of Nano-X Imaging Ltd. (the “Company”) for the twelve-months ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Erez Meltzer, Chief Executive Officer and Active Chairman of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 9, 2025

By:	/s/ Erez Meltzer
Erez Meltzer
Chief Executive Officer and Active Chairman